Exhibit 1.1

AQUA METALS, INC.

17,500,000 SHARES OF COMMON STOCK

AND

17,500,000 COMMON STOCK PURCHASE WARRANTS

UNDERWRITING AGREEMENT

May 14, 2024

The Benchmark Company, LLC

150 East 58th Street, 17th Floor
New York, NY 10155

Ladies and Gentlemen:

Aqua Metals, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to The Benchmark Company, LLC (the “Underwriter”), an aggregate of 17,500,000 authorized but unissued shares (the “Firm Shares”) of common stock, par value $0.001 per share (the “Common Stock”) of the Company, and 17,500,000 authorized common stock purchase warrants, each warrant to purchase one share of Common Stock (the “Firm Warrants”) and, at the election of the Underwriter, up to 2,625,000 additional shares of Common Stock (the “Additional Shares”) and/or up to 2,625,000 additional common stock purchase warrants (the “Additional Warrants”), in an offering under its registration statement on Form S-3 (File No. 333-267780). The Firm Warrants and the Additional Warrants will be exercisable at $0.39 per share of Common Stock, payable in cash only, for a period of five years from the date of this Agreement, not subject to redemption by the Company, and issued pursuant to a Warrant Agency Agreement (the “Warrant Agency Agreement”) between the Company and VStock Transfer, LLC, as Warrant Agent (the “Warrant Agent”) The Firm Shares and the Additional Shares being collectively called the “Shares” and the Firm Warrants and Additional Warrants being collectively called the “Public Warrants,” and the Shares and Public Warrants being collectively called the “Securities”.

The Company and the Underwriter hereby confirm their agreement with respect to the purchase and sale of the Securities as follows:

1.    REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-267780) under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, and such amendments to such registration statement as may have been required to the date of this Agreement. Such registration statement has been declared effective by the Commission. Such registration statement, at any given time, including amendments thereto at such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act or otherwise pursuant to the Rules and Regulations at such time, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”

The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act a final prospectus supplement relating to the Securities to a form of prospectus included in the Registration Statement in the form heretofore delivered to the Underwriter. Such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus.” Such supplemental form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus.” Any preliminary form of Prospectus which is filed or used prior to filing the Prospectus is hereinafter called a “Preliminary Prospectus.” Any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such prospectus.

For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is deemed to be incorporated by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

(a)    The Company represents and warrants to, and agrees with, the Underwriter as follows:

(i)    No order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus has been issued by the Commission and each such document, at the time of filing or the time of first use within the meaning of the Rules and Regulations, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use in the preparation thereof.

(ii)    The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information, if any. The Registration Statement has become and remains effective as provided in Section 8 of the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.

(iii)    Each part of the Registration Statement and any post-effective amendment thereto, at the time such part became effective (including each deemed effective date with respect to the Underwriter pursuant to Rule 430B under the Securities Act), at all other subsequent times until the expiration of the Prospectus Delivery Period (as defined below), and at the Closing Date (as hereinafter defined), and the Prospectus (or any amendment or supplement to the Prospectus), at the time of filing or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until expiration of the Prospectus Delivery Period, and at the Closing Date complied and will comply in all material respects with the applicable requirements and provisions of the Securities Act, the Rules and Regulations and the Exchange Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until the expiration of the Prospectus Delivery Period, and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the rules and regulations of the Commission applicable thereto. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company by the Underwriter specifically for use in the preparation thereof.

(iv)    Neither (A) the Issuer General Free Writing Prospectus(es) issued at or prior to the Time of Sale, the Statutory Prospectus and the information set forth in Schedule I to this Agreement, all considered together (collectively, the “Time of Sale Disclosure Package”), and together with the price to the public, the number of Firm Shares and Firm Warrants and the number of Additional Shares and Additional Warrants to be included on the cover page of the Prospectus nor (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, includes or included as of the Time of Sale any untrue statement of a material fact or omits or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use in the preparation thereof. As used in this paragraph and elsewhere in this Agreement:

(1)    “Time of Sale” means 8:30 a.m. (Eastern time) on the date of this Agreement.

(2)    “Statutory Prospectus” as of any time means the Preliminary Prospectus that is included in the Registration Statement immediately prior to the Time of Sale. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B under the Securities Act shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(3)    “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(4)    “Issuer General Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II to this Agreement.

(5)    “Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus.

(v)    Each Issuer Free Writing Prospectus, as of its date and at all subsequent times through the Prospectus Delivery Period or until any earlier date that the Company notified or notifies the Underwriter as described in Section 4(a)(iii)(B), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use in the preparation thereof.

(A)    At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act, including the Company or any subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Securities Act.

(B)    Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period, all other conditions to use thereof as set forth in Rules 164 and 433 under the Securities Act.

(vi)    No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Registration Statement, the Time of Sale Disclosure Package and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. Any statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(vii)    The financial statements of the Company, together with the related notes, included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present in all material respects the consolidated financial condition of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and changes in cash flows for the periods therein specified (subject to normal year-end audit adjustments for interim financial statements) and have been prepared in conformity with generally accepted accounting principles in the United States of America consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, if any, present fairly in all material respects the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus. There is no pro forma or as adjusted financial information which is required to be included in the Registration Statement, the Time of Sale Disclosure Package, or the Prospectus or a document incorporated by reference therein in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required. To the Company’s knowledge, Forvis, LLP, which has expressed its opinion with respect to the audited financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, is an independent public accounting firm within the meaning of the Securities Act and the Rules and Regulations and such accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).

(viii)    The Company and each of its subsidiaries has been duly organized under the laws of its jurisdiction of organization. The Company and each of its subsidiaries is validly existing as a corporation (or as applicable, such other legal entity) in good standing under the laws of its jurisdiction of organization. Each of the Company and its subsidiaries has the corporate (or as applicable, such other legal entity) power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation (or other legal entity) in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would result in a Material Adverse Change (as defined below) or affect its ability to execute or perform its obligations under this Agreement.

(ix)    Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, entered into any transactions not in the ordinary course of business which are material to the Company and its subsidiaries taken as a whole, declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and except as disclosed in the Time of Sale Disclosure Package and in the Prospectus, there has not been any change in the capital stock (other than grants under the Equity Compensation Plans (as defined below) or a change in the number of outstanding shares of Common Stock due to the issuance of shares (i) upon the exercise or conversion of outstanding options, warrants or convertible notes or vesting of any outstanding restricted stock units or (ii) sold in the Company’s current at-the-market offering pursuant to the prospectus supplement dated October 7, 2022 to the Registration Statement (the “ATM Offering”), any material change in the Company’s short-term or long-term debt except for the extinguishment thereof, any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, or any material adverse change in the financial condition, business, prospects, property, operations or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Change”).

(x)    Except as set forth in the Time of Sale Disclosure Package and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding (an “Action”) to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, individually or in the aggregate, would result in any Material Adverse Change. Except as disclosed in the Time of Sale Disclosure Package and in the Prospectus, neither the Company nor any subsidiary, nor any director or officer thereof, is or has within the last 10 years been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission or Regulatory Authorities (as hereinafter defined) involving the Company or any subsidiary or their respective assets or any current or former director or officer of the Company. To the Company’s knowledge, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(xi)    This Agreement, Warrant Agreement (as defined herein), Warrant Agency Agreement and form of agreement representing the Public Warrant have been duly authorized, executed and delivered by the Company, and each constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement, the Warrant Agreement, the Warrant Agency Agreement and the Public Warrant and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except in each case for violations and defaults that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change. The execution, delivery and performance of this Agreement, the Warrant Agreement, the Warrant Agency Agreement and the Public Warrant and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s charter or by-laws, in each case as in effect on the date hereof. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Warrant Agreement, the Warrant Agency Agreement and the Public Warrant or for the consummation of the transactions contemplated hereby or thereby, including the issuance or sale of the Securities and Warrant Securities (as defined below) by the Company, except such as have been obtained or may be required under the Securities Act, state securities or blue sky laws, or the rules of the Financial Industry Regulatory Authority (“FINRA”) or the NASDAQ Capital Market, or consents that, if not obtained, would not, individually or in the aggregate, have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby; and the Company has the power and authority to enter into this Agreement, the Warrant Agreement, the Warrant Agency Agreement and the Public Warrants and to authorize, issue and sell the Shares, the Public Warrants, the Common Stock underlying the Public Warrants, and the Warrant Securities as contemplated by this Agreement.

(xii)    All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock and preferred stock, if any, are duly authorized and validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Underwriter); the Securities which may be sold hereunder, the Common Stock underlying the Public Warrants and the Warrant Securities that may be issued and sold pursuant to this Agreement, the Public Warrants and the Warrant Agreement by the Company have been duly authorized for issuance and sale to the Underwriter pursuant to this Agreement, the Warrant Agency Agreement, Public Warrants and the Warrant Agreement, and when issued and delivered by the Company pursuant to this Agreement, the Warrant Agency Agreement, the Public Warrants and the Warrant Agreement against payment of the consideration set forth herein and therein, will be validly issued, fully paid and non-assessable and not subject to any preemptive or other similar rights of any security holder of the Company; and the Securities and Warrant Securities conform to the description thereof contained in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of the capital stock of the Company pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound. The offering and sale of the Securities and Warrant Securities as contemplated by this Agreement, the Warrant Agency Agreement, the Public Warrants and the Warrant Agreement do not give rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company that have not been waived. All of the issued and outstanding shares of capital stock of each of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus and the Company owns of record and beneficially, free and clear of any material security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of the capital stock of each of the Company’s subsidiaries. Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company in connection with this offering.

(xiii)    Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body (collectively, “Regulatory Authorities”) required for the conduct of its business as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, except for such franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders the failure of which to hold or operate in compliance with would not result in a Material Adverse Change, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect, except in each case as would not result in a Material Adverse Change; and the Company and each of its subsidiaries is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees, except in each case as would not result in a Material Adverse Change.

(xiv)    Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company’s registration with any Regulatory Authorities, if any are required, in respect of the Company’s products and services, and all supporting documentation, materials, correspondence, and information filed by it with any Regulatory Authorities, is in compliance in all material respects with all applicable laws and all rules applied by such Regulatory Authorities, including with respect to accuracy of filings with such Regulatory Authorities.

(xv)    The Company and its subsidiaries have good and marketable title to all personal property described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus as being owned by them which are material to the business of the Company, in each case free and clear of all material liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus and except as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries and as would not result in a Material Adverse Change. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries and as would not result in a Material Adverse Change.

(xvi)    Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, to the knowledge of the Company, the Company and each of its subsidiaries owns, possesses or licenses all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, except for any such items that the failure to so own, possess or license would not result in a Material Adverse Change; except as stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there is no pending or, to the knowledge of the Company, threatened action, suit or proceeding that the Company or any of its subsidiaries infringes or otherwise violates any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others, except for any pending or threatened action, suit or proceeding as would not result in a Material Adverse Claim.

(xvii)    Neither the Company nor any of its subsidiaries is (A) in violation of its respective charter or by-laws, in each case as in effect on the date hereof, or (B) in breach of or otherwise in default, and, to the Company’s knowledge, no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject, except for any breach or default that would not result in a Material Adverse Change.

(xviii)    There is no document, contract or other agreement required to be described in the Registration Statement, in the Time of Sale Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or the Rules and Regulations. Each description of a contract, document or other agreement in the Registration Statement, in the Time of Sale Disclosure Package or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement, in the Time of Sale Disclosure Package or the Prospectus or listed in the exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or its subsidiaries, as the case may be, in accordance with its terms. Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default. Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and the Prospectus, no default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiaries, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its subsidiaries or their respective properties or businesses may be bound or affected.

(xix)    The Company and its subsidiaries have timely filed all federal, state and local income tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith, except in each case where the failure to so file or pay would not result in a Material Adverse Change.

(xx)    No material labor dispute exists or, to the knowledge of the Company and its subsidiaries, is imminent with respect to any of the employees of the Company or its subsidiaries, which could reasonably be expected to result in a Material Adverse Change. None of the Company’s or its subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such subsidiary, and neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement, and the Company and its subsidiaries believe that their relationships with their employees are good. No executive officer or employee of the Company or its subsidiaries, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer or employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. The Company and its subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, environment, health, safety and transportation, exposure to hazardous materials, general occupational safety, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change.

(xxi)    The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company; provided, however, that, except as set forth on Schedule II, the Company has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except in accordance with the provisions of Section 4(a)(xiv) of this Agreement.

(xxii)    The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ Capital Market and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Capital Market. The Company has not received any notification that the Commission is contemplating terminating such registration. The Company received notification from NASDAQ on November 24, 2023, that it was not in compliance with respect to the continued listing standard set forth in Rule 5550(a)(2) of the Nasdaq Listing Rules because the closing bid price of the Company’s common stock over the previous 30 consecutive trading-day period had fallen below $1.00 per share. To the Company’s knowledge, it has complied in all material respects with all the other applicable requirements of the NASDAQ Capital Market for maintenance of inclusion of the Common Stock on the NASDAQ Capital Market.

(xxiii)    The subsidiaries of the Company listed on Schedule III hereto are the Company’s only significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission).

(xxiv)    The Company maintains a system of internal accounting controls designed to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States of America and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, since December 31, 2022, there has been (i) no material weakness or significant deficiencies in the Company’s internal control over financial reporting (whether or not remediated), and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxv)    Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxvi)    The Company carries, or is covered by, insurance in such amounts and covering such risks as the Company reasonably believes is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

(xxvii)    The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xxviii)    As of the filing date of the Registration Statement and as of any update of the Registration Statement pursuant to Section 10(a)(3) of the Securities Act (including the filing of any Annual Report on Form 10-K), the Company was eligible to file a “shelf” registration statement on Form S-3 with the Commission.

(xxix)    The issuance of the Firm Shares, Firm Warrants, Additional Shares and Additional Warrants is eligible to be registered pursuant to the Prospectus filed as a part of the Registration Statement.

(xxx)    The documents filed under the Exchange Act and incorporated by reference in the Registration Statement, in the Time of Sale Disclosure Package or the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, as applicable, and were filed on a timely basis with the Commission and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Registration Statement, in the Time of Sale Disclosure Package or the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(xxxi)     The Company is in substantial compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder that are effective with respect to the Company and its subsidiaries on the date of this Agreement, except where such noncompliance would not, individually or in the aggregate, result in a Material Adverse Change.

(xxxii)     The Company has established disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) designed to provide reasonable assurance that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer, and such disclosure controls and procedures were effective as of the last date of the most recent fiscal quarter for which the Company has filed a quarterly or annual report with the Commission.

(xxxiii)     The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Underwriters in connection with the Offering.

(xxxiv)    Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any of its directors, officers, agents, employees, affiliates or other person acting on their behalf is aware of or has taken any action, directly or indirectly, that has violated or would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

(xxxv)    The operations of the Company and its subsidiaries are and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except as would not result in a Material Adverse Change; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxxvi)    Neither the Company nor any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxvii)    No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement, in the Time of Sale Disclosure Package or the Prospectus.

(xxxviii)    There are no affiliations with FINRA among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Underwriter.

(xxxix)     No approval of the stockholders of the Company under the rules and regulations of NASDAQ Capital Market is required for the Company to issue and deliver the Securities to the Underwriters pursuant to this Agreement.

(xl)    No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the Closing Date. Each director and executive officer of the Company listed on Schedule V hereto has delivered to the Underwriter his or her enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A hereto (“Lock-Up Agreement”).

(b)    Any certificate signed by any officer of the Company and delivered to the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

3.    PURCHASE, SALE AND DELIVERY OF SECURITIES.

(a)    On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price equal to $0.3627 per share (the “Per Share Price”)and at a purchase price equal to $0.0093 per Warrant (the “Per Warrant Price”), the number of Firm Shares and Firm Warrants as set forth opposite the name of the Underwriter on Schedule IV hereto, and (ii) in the event and to the extent that the Underwriter shall exercise the election to purchase Additional Shares and/or Additional Warrants as provided below, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the Per Share Price and Per Warrant Price, that number of Additional Shares and/or Additional Warrants as to which such election shall have been exercised, provided, however, the Company shall sell to the Underwriter Firm Shares and Additional Shares to be resold to officers and directors of the Company without discount or commission at the public offering price per share and shall sell to the Underwriter Firm Warrants and Additional Warrants to be resold to officers and directors of the Company at $0.01 per Warrant, also without discount or commission.

As referenced in Section 3(a)(ii) above, the Company hereby grants to the Underwriter the option to purchase from the Company either or both the Additional Shares and/or Additional Warrants, in each case in the quantities as it determines in its sole discretion, at the Per Share Price and the Per Warrant Price. This option may be exercised by the Underwriter in whole or in part at any time on or before the date that is thirty (30) days following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares and/or Additional Warrants as to which the option is being exercised, and the date and time when the Additional Shares and/or Additional Warrants are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Closing Date nor later than two business days after the date on which the option shall have been exercised unless the Company and the Underwriter otherwise agree in writing.

Payment of the purchase price and delivery for the Additional Shares and/or Additional Warrants shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Firm Shares and Firm Warrants as set forth in Section 3(b) below.

(b)    The Securities being purchased hereunder will be delivered by the Company to, or as directed by, the Underwriter and the Underwriter shall deliver or cause to be delivered to the Company, by wire transfer, same-day funds payable to the order of the Company equal to the aggregate purchase price for the Firm Shares, Firm Warrants or the Additional Shares and/or Additional Warrants, as appropriate, at the offices of The Benchmark Company, LLC, 150 East 58th Street., 17th Floor, New York, NY 10155, or such other location as directed by the Underwriter and may be mutually acceptable, (1) with respect to the Firm Shares and Firm Warrants, at 11:00 a.m. Eastern time on the two (or if the Firm Shares and Firm Warrants are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, on or after 4:30 p.m. Eastern time, the third) full business day following the date hereof, or at such other time and date as the Underwriter and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act (such time and date of delivery being herein referred to as the “Closing Date”) and (2) with respect to the Additional Shares and/or Additional Warrants, at 11:00 a.m. Eastern time on the Option Closing Date. If the Underwriter so elects, delivery of the Securities may be made by credit through full fast transfer to the account at The Depository Trust Company designated by the Underwriter.

(c)    The Company, hereby agrees to issue and sell to the Underwriter on the Closing Date and Option Closing Date warrants to purchase that number of shares of Common Stock equal to an aggregate of 2% of the amount of Firm Shares and Additional Shares, and the number of shares of Common Stock underlying the Firm Warrants and Additional Warrants, respectively, sold in the Offering (the “Underwriter’s Warrants”); provided, however, that the Underwriter shall not be entitled to Underwriter Warrants hereunder on any Firm Shares, Additional Shares, Firm Warrants and Additional Warrants resold to officers and director of the Company. The Underwriter’s Warrants as evidenced by the Warrant Agreement (the “Warrant Agreement”), in the form attached hereto as Exhibit B, shall be exercisable as of the 180th day following the date of this Agreement and expiring five (5) years after the date of this Agreement at an initial exercise price per share of $0.4875. The Underwriters’ Warrants and the shares of Common Stock issuable upon exercise thereof (“Warrant Shares”) are sometimes referred to herein collectively as the “Warrant Securities.” The Underwriter understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Warrant Securities and by its acceptance thereof shall agree that it will not, sell, transfer, assign, pledge or hypothecate the Warrant Securities, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities other than in accordance with FINRA Rule 5110. Notwithstanding anything in this Agreement to the contrary, the Warrant Securities may not be sold, transferred, assigned, pledged or hypothecated prior to the date that is one hundred eighty (180) days immediately following the date of this Agreement.

4.    COVENANTS.

(a)    The Company covenants and agrees with the Underwriter as follows:

(i)    During the period beginning on the date hereof and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriter and counsel for the Company, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided), in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, the Company shall furnish to the Underwriter for review a copy of each such proposed amendment or supplement.

(ii)    During the Prospectus Delivery Period, the Company shall promptly advise the Underwriter in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(iii)    During the Prospectus Delivery Period, the Company will comply as far as it is reasonably able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package, and the Registration Statement and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Underwriter or counsel to the Underwriter to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Underwriter and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(A)    If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Underwriter and will amend or supplement, at the Company expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(iv)    The Company shall use its reasonable efforts to take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of such jurisdictions as the Underwriter reasonably designate upon written request and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

(v)    The Company will furnish to the Underwriter and counsel for the Underwriter copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and all amendments and supplements to such documents (in each case without exhibits thereto or documents incorporated therein by reference) as soon as practicable following receipt of a request therefor, in such quantities as the Underwriter may from time to time reasonably request.

(vi)    The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(vii)    The Company will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriter of the Securities, (B) all expenses and fees in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including any Blue Sky Memoranda (covering the states and other applicable jurisdictions), (C) all filing fees in connection with the qualification of the Securities for offering and sale by the Underwriter or by dealers under the securities or blue sky laws of the states and other jurisdictions as requested by the Underwriter and to the extent required by law, (D) the fees and expenses of any transfer agent or registrar for the Securities, (E) the filing fees incident to any required review and approval by FINRA of the terms of the sale of the Securities, (F) listing fees, if any, (G) all other costs and expenses incident to the performance by the Company of its obligations hereunder that are not otherwise specifically provided for herein, (H) all costs and expenses relating to investor presentations or any “road show”, including, without limitation, the costs of recording and hosting on the Internet of the Company’s road show presentation and any travel expenses of the Company’s officers and employees and any other expenses of the Company, (I) the fees, disbursements and expenses of the Underwriter’s counsel, and (J) a non-accountable expense allowance payable to the Underwriter in the amount of $30,000; provided, however, that the maximum amount of fees, costs and expenses incurred by the Underwriter with respect to subparagraphs (A) through (J) above, on their own behalf, including, without limitation, the fees, disbursements and expenses of counsel to the Underwriter, that the Company shall be required to pay under this Section 4(a)(vii) shall be $115,000.. If this Agreement is terminated by the Underwriter pursuant to Section 8(i) or (ii) hereof or if the sale of the Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriter’s obligations hereunder required to be fulfilled by the Company is not fulfilled or waived by the Underwriter, the Company will reimburse the Underwriter, upon presentation of a written accounting in reasonable detail (but without the need to include the underlying statements or evidence of payment) for reasonable actual out-of-pocket disbursements (including but not limited to printing expenses, travel expenses, postage, facsimile and telephone charges) incurred by the Underwriter in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder and for reasonable fees and disbursements of counsel, not to exceed $115,000 in the aggregate, less any retainer amount previously paid. Except as provided herein, the Underwriter shall pay all of their own costs and expenses, including, without limitation, fees and disbursements of their counsel.

(viii)    The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Prospectus.

(ix)    None of the Company and its subsidiaries has taken or will take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(x)    Except as provided in this Agreement, the Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xi)    During the Prospectus Delivery Period, the Company will file on a timely basis with the Commission such periodic reports as required by the Exchange Act.

(xii)    The Company and its subsidiaries will maintain controls and other procedures, including without limitation those applicable to the Company and required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its subsidiaries, is made known to them by others within those entities, subject to the representation in Section 2(a)(xxii).

(xiii)    The Company and its subsidiaries, to the extent required, will substantially comply with all effective applicable provisions of the Sarbanes-Oxley Act, subject to the representation in Section 2(a)(xxii) and except where such noncompliance would not, individually or in the aggregate, result in a Material Adverse Change.

(xiv)    The Company represents and agrees that, unless it obtains the prior written consent of the Underwriter, and the Underwriter represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II. Any such free writing prospectus consented to by the Company and the Underwriter is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(xv)    From the date hereof until 90 days after the Closing Date, neither the Company nor any subsidiary shall (i) except for the securities to be issued pursuant to this Agreement, issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities which would entitle the holder thereof to acquire any Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock, or (ii) file any registration statement or amendment or supplement thereto, other than the Prospectus or filing a registration statement on Form S-8 in connection with any employee benefit plan; provided, however, this subpart (xv) shall not restrict the Company from (x) issuing any debt or equity securities that are pursuant to a USDA guarantee or otherwise part of a debt financing of the Company’s recycling facilities, (y) issuing any stock based awards and the underlying award securities pursuant to the Company’s Amended and Restated 2014 Stock Incentive Plan, 2019 Stock Incentive Plan, and 2022 Employee Stock Purchase Plan (“Equity Compensation Plans”), provided that such stock-based awards have not been amended since the date of this Agreement to increase the number or such securities or to decrease the exercise price, exchange price or conversion price of such securities or to extend the term of such securities, or (z) effecting any sales under the ATM Offering upon the approval of the Underwriter.

5.    CONDITIONS OF THE UNDERWRITER’S OBLIGATIONS. The obligations of the Underwriter hereunder are subject to the accuracy, as of the date hereof and at the Closing Date (as if made at the Closing Date) of and compliance with all representations, warranties and agreements of the Company contained herein (except to the extent any such representations, warranties or agreements expressly relate to a specified earlier date, in which case, such representations, warranties and agreements shall be accurate or complied with as of such specified earlier date), to the performance by the Company of its obligations hereunder and to the following additional conditions, in each case unless waived by the Underwriter:

(a)    If the filing of the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) or such Issuer Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b)); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or, to the Company’s knowledge, threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Underwriter’s reasonable satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and compensation arrangements.

(b)    The Underwriter shall not have advised the Company that the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Underwriter’s opinion, is material, or omits to state a fact which, in the Underwriter’s opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading, unless, in each case, the Company shall have filed an amendment or supplement to the Registration Statement, the applicable documents included in the Time of Sale Disclosure Package, the Prospectus or the Issuer Free Writing Prospectus to correct such statement of fact or omission.

(c)    Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any liabilities or obligations, direct or contingent which are material to the Company and its subsidiaries taken as a whole, entered into any transactions not in the ordinary course of business which are material to the Company and its subsidiaries taken as a whole, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and except as disclosed in the Time of Sale Disclosure Package and in the Prospectus, there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares (i) upon the exercise or conversion of outstanding options, warrants or convertible notes or vesting of any outstanding restricted stock units or (ii) sold in the ATM Offering), any material change in the short-term or long-term debt of the Company except for the extinguishment thereof, any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of the Company’s subsidiaries (other than the issuance of options, restricted stock units and other awards or shares under the Company’s equity incentive plans and employee stock purchase plans), or any Material Adverse Change, the effect of which, in any such case described above, in the Underwriter’s reasonable judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package, the Registration Statement and the Prospectus.

(d)    On or after the Time of Sale (i) no downgrading shall have occurred in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s securities.

(e)    On the Closing Date and the Option Closing Date, if any, there shall have been furnished to the Underwriter the opinion of Greenberg Traurig, LLP, counsel for the Company, dated the Closing Date and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter.

(f)    On the date of the execution of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each of the Closing Date and the Option Closing Date, if any, the Underwriter shall have received a letter of Forvis, LLP, dated the respective dates of delivery thereof, and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter.

(g)    On the Closing Date, there shall have been furnished to the Underwriter a certificate, dated the Closing Date and addressed to the Underwriter, signed by the chief executive officer or the chief financial officer of the Company, to the effect that:

(i)    The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of the Closing Date (except to the extent any such representations or warranties expressly relate to a specified earlier date, in which case, such representations and warranties shall be true and correct as of such specified earlier date), and the Company has complied in all material respects with all the material agreements and satisfied in all material respects all the material conditions on its part to be performed or satisfied at or prior to the Closing Date (except for any such agreements or conditions that have been waived by the Underwriter);

(ii)    No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the signer’s knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii)    The signer of said certificate has carefully examined the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and any amendments thereof or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Time of Sale Disclosure Package, the Registration Statement or the Prospectus), and

(A)    each part of the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) contain, and contained when such part of the Registration Statement (or such amendment) became effective, all statements and information required to be included therein, each part of the Registration Statement, or any amendment thereof, does not contain, and did not contain when such part of the Registration Statement (or such amendment) became effective, any untrue statement of a material fact or omit to state, and did not omit to state when such part of the Registration Statement (or such amendment) became effective, any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include and did not include as of its date or the time of first use within the meaning of the Rules and Regulations, any untrue statement of a material fact or omit to state, and did not omit to state as of its date or the time of first use within the meaning of the Rules and Regulations, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading

(B)    neither (1) the Time of Sale Disclosure Package nor (2) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, include, nor included as of the Time of Sale, any untrue statement of a material fact or omits, or omitted as of the Time of Sale, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

(C)    since the Time of Sale, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference into the Time of Sale Disclosure Package, the Registration Statement or the Prospectus that has not been so filed,

(D)    except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, entered into any transactions not in the ordinary course of business which are material to the Company and its subsidiaries taken as a whole, declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Time of Sale Disclosure Package and in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise or conversion of outstanding options, warrants or convertible notes or vesting of any restricted stock units pursuant to the Company’s existing equity incentive plan or employee stock purchase plan), any material change in the Company’s short-term or long-term debt except for the extinguishment thereof, any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries (other than the issuance of options, restricted stock units and other awards or shares under the Company’s equity incentive plan and employee stock purchase plan), or any Material Adverse Change, and

(E)    except as stated in the Time of Sale Disclosure Package and in the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency, authority or body, or any arbitrator, the negative outcome of which, individually or in the aggregate, would result in any Material Adverse Change.

(h)    The Company shall have furnished to the Underwriter and counsel for the Underwriter such additional documents, certificates and evidence as the Underwriter or counsel for the Underwriter may have reasonably requested.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter. The Company will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and other documents as the Underwriter shall reasonably request.

6.    INDEMNIFICATION AND CONTRIBUTION.

(a)    The Company agrees to indemnify and hold harmless the Underwriter, and each of its respective directors, officers and employees and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, claims, damages or liabilities to which the Underwriter may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), any Issuer Free Writing Prospectus or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use in the preparation thereof.

In addition to their other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), it will reimburse the Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding upon presentation of a written accounting in reasonable detail (but without the need to include the underlying statements or evidence of payment), notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company’s obligation to reimburse the Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter shall promptly return it to the Company, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Wells Fargo Bank, N.A. (the “Prime Rate”). Any such interim reimbursement payments which are not made to the Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which they may otherwise have.

(b)    The Underwriter will indemnify and hold harmless the Company, each of its directors and officers, and each person who controls the Company within the meaning of the Securities Act of the Exchange Act, against any losses, claims, damages or liabilities to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by an Underwriter with respect to such Underwriter specifically for use in the preparation thereof, and will reimburse the Company, or any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, or such director, officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Underwriter, it is advisable for the Underwriter to be represented by separate counsel, the Underwriter shall have the right to employ a single counsel to represent the Underwriter in any claim in respect of which indemnity may be sought by the Underwriter under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriter as incurred (in accordance with the provisions of the second paragraph in subsection (a) above). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel to which it is entitled under this Section 6, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement (other than with respect to fees and expenses that the indemnifying party is contesting in good faith). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)    If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the respective Underwriter on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the respective Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the respective Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the respective Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the respective Underwriter and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the respective Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the respective Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities were offered to the public exceeds the amount of any damages that the respective Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)    The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each person, if any, who controls the respective Underwriter within the meaning of the Securities Act; and the obligations of the respective Underwriter under this Section 6 shall be in addition to any liability that the respective Underwriter may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

(f)    The Underwriter confirms and the Company acknowledges that there is no information concerning the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, except for the following disclosure contained in the “Underwriting” section of the Prospectus: (i) the third paragraph, (ii) the first and third paragraphs and the second sentence of the fourth paragraph under the sub-header “Stabilization” and (iii) the subsection “Affiliations.”

7.    REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, including but not limited to the agreements of the Underwriter and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriter hereunder.

8.    TERMINATION OF THIS AGREEMENT.

(a)    The Underwriter shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any material agreement on its part to be performed hereunder, (ii) any condition of the Underwriter’s obligations set forth in Section 5 hereunder is not fulfilled or waived by the Underwriter, (iii) trading in the Company’s Common Stock shall have been suspended by the Commission or the NASDAQ Capital Market or trading in securities generally on the NASDAQ Capital Market shall have been suspended, (iii) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ Capital Market by such exchange or by order of the Commission or any other governmental authority having jurisdiction (which includes the Company’s Common Stock), or (iv) a banking moratorium shall have been declared by federal or state authorities which prevents payment by an Underwriter pursuant to Section 3, in each case of (i) through (iv) herein, the effect of which, in the Underwriter’s good faith judgment, would make it impracticable to proceed with the offering, sale and/or delivery of the Securities as contemplated by the Registration Statement and the Prospectus. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(vii) and Section 6 hereof shall at all times be effective and shall survive such termination.

(b)    If the Underwriter elects to terminate this Agreement as provided in this Section 8, the Company shall be notified promptly by the Underwriter by telephone, confirmed by letter as provided in Section 10.

9.    DEFAULT BY THE COMPANY. If the Company shall fail at the Closing Date or at the Option Closing Date to sell and deliver the Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of the Underwriter or, except as provided in Section 4(a)(vii), any non-defaulting party. No action taken pursuant to this Section 9 shall relieve the Company from liability, if any, in respect of such default.

10.    NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriter, shall be mailed, delivered to The Benchmark Company, LLC, 150 Eat 58th Street, 17th Floor, New York, New York 10155, Attention: John J. Borer III, with a copy (which shall not constitute notice) to Golenbock Eiseman Assor Bell & Peskoe LLP, 711 Third Avenue, New York, New York 10017, Attention: Andrew D. Hudders, Esq.; if to the Company, shall be mailed, delivered or telecopied to it at 2500 Peru Drive, McCarran, Nevada 89437, Attention: Stephen Cotton, with a copy (which shall not constitute notice) to Greenberg Traurig, LLP, 18565 Jamboree Road, Suite 500, Irvine, California 92612, Attention: Daniel K. Donahue, Esq., or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11.    PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from the Underwriter.

12.    ABSENCE OF FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that: (a) the Underwriter has been retained solely to act as underwriter in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Underwriter has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriter has advised or are advising the Company on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Underwriter and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Underwriter and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriter has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) it has been advised that the Underwriter is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Underwriter, and not on behalf of the Company.

13.    GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of laws provisions. The parties hereby irrevocably and unconditionally: submit to the jurisdiction of the federal and state courts located in the State of New York, for any dispute related to this Agreement or any of the matters contemplated hereby; consent to service of process by registered or certified mail return receipt requested or by any other manner provided by applicable law; and waive any right to claim that any action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

14.    INTEGRATION; AMENDMENT. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriter with respect to the subject matter hereof. No provision of this Agreement may be modified or amended except in a written instrument signed by the Company and the Underwriter.

15.    COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the Underwriter in accordance with its terms.

Very truly yours,

AQUA METALS, INC.

By:	/s/ Stephen Cotton
Stephen Cotton, Chief Executive Officer

Confirmed as of the date first above.

THE BENCHMARK COMPANY, LLC

By:	/s/ John J. Borer III
John J. Borer III
Co-Head of Investment Banking, Senior Managing Director

Schedule I

Time of Sale Disclosure Package

Preliminary Prospectus supplement dated May 14, 2024

Schedule II

Issuer General Free Writing Prospectuses

None.

Schedule III

Subsidiaries

Aqua Metals Reno, Inc., a Delaware Corporation

Aqua Metals Reno, Inc., a Delaware Corporation

Aqua Metals Operations, Inc., a Delaware Corporation

Aqua Metals Waltham 1, LLC, a Nevada limited liability company

Aqua Metals Waltham Holding, LLC, a Nevada limited liability company

Schedule IV

Underwriter	Firm Shares	Additional Shares	Firm Warrants	Additional Warrants

The Benchmark Company, LLC

Schedule V

List of Person and Entities Subject to Lock Up

Stephen Cotton

Edward Smith

Vincent L. DiVito

Molly (Peifang) Zhang

Merrill Judd

David McMurty

Benjamin Taecker

EXHIBIT A

LOCK UP AGREEMENT

May __, 2024

The Benchmark Company, LLC

150 East 58th St., 17th Floor

New York, NY 10155

Ladies and Gentlemen:

The undersigned understands that you, as the Underwriter (the “Underwriter”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Aqua Metals, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company named in Schedule V thereto relating to a proposed offering of shares of common stock, par value $0.001 per share (“Common Stock”), of the Company (the “Offering”). All capitalized terms in this letter agreement not defined herein, shall have the meaning given to them in the Underwriting Agreement.

In consideration of the foregoing, and in order to induce the Underwriter to participate in the Offering, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Underwriter (which consent may be withheld in its sole discretion), the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date hereof and ending on the date 90 days after the Closing Date, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option, warrant or unit), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock, or (4) publicly announce an intention to effect any transaction specified in clauses (1), (2) or (3) above.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts; provided that no filing by any party under Section 16(a) of the Exchange Act, shall be required or shall be made voluntarily during the Lock-up Period in connection with such transfer, (ii) if the undersigned is a natural person, by will or intestate succession upon the death of the undersigned or (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, in each case, that (x) the transferee agrees to be bound in writing by the restrictions set forth herein, and (y) any such transfer shall not involve a disposition for value, (b) the acquisition or exercise of any restricted stock, restricted stock unit or stock option issued pursuant to the Company’s existing Compensatory Plan, including any exercise of a stock option effected by the delivery of shares of Common Stock of the Company held by the undersigned, provided, that the restrictions set forth herein shall apply to any of the undersigned’s Common Stock issued upon such exercise, (c) the sale of Common Stock pursuant to a contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 under the Exchange Act (a “Plan”) adopted at least thirty (30) days prior to the date of this Agreement and which Plan has not been modified during such thirty (30) day period, (d) any sale of common stock effected for purposes of funding a tax payment associated with the vesting of restricted stock or a restricted stock unit and (e) the establishment of any Plan; provided, that (i) no sales of the undersigned’s Common Stock or other securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and (ii) such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of shares of Common Stock even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or “put equivalent position” (within the meaning of Rule 16a-1(h) under the Exchange Act) or call option or call equivalent position) with respect to any of the shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal Underwriter of the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar or depositary against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

This agreement may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. The undersigned irrevocably (i) submits to the jurisdiction of any court of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement (each a “Proceeding”), (ii) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (iii) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (iv) agrees not to commence any Proceeding other than in such courts, and (v) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum.

The undersigned acknowledges that the Underwriter will rely on the representations and agreements of the undersigned contained in this agreement in connection with entering into the Underwriting Agreement and performing the obligations of the Underwriter thereunder.

With respect to the Offering, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned understands that, if the Underwriting Agreement is not executed by May 30, 2024, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the securities to be sold thereunder, then this Lock-Up Agreement shall be void and of no further force or effect.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

EXHIBIT B

UNDERWRITER WARRANT AGREEMENT